Scudder Variable Series II


o    Scudder Strategic Income Portfolio


Supplement to Prospectus Dated May 1, 2002

Effective on or about September 2, 2002, the following information supplements the current disclosure in the "Portfolio Subadvisors" section of the portfolio's prospectus:

Subadvisor for Scudder Strategic Income Portfolio

Deutsche Asset Management Investments Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Strategic Income Portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

Effective on or about September 2, 2002, the following replaces the information in "The Portfolio Managers" section of the portfolio's prospectus as it relates to the Strategic Income Portfolio:

The following people handle the day-to-day management of the portfolio:

Jan Faller                                                Greg Boal

Managing Director of Deutsche Asset Management and Lead   Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                 Portfolio Manager of the portfolio.

 o Joined Deutsche Asset Management in 1999 and the        o Joined Deutsche Asset Management in 2000 and the
   portfolio in 2000.                                        portfolio in 2002.

 o Over 12 years of investment industry experience.        o Previously served as senior vice president and
                                                             director of the Fixed Income Division of
 o PanAgora Asset Management, Bond and Currency              Chicago-based ABN AMRO Asset Management USA;
   Investment Manager from 1995 to 1999.                     manager of the corporate bond department at ABN
                                                             AMRO from 1997 to 2000.
 o MBA, Amos Tuck School, Dartmouth College.
                                                           o MS, Finance, University of Wyoming.


Effective on or about September 2, 2002, the following people handle the day-to-day management of the emerging market debt securities held by the portfolio:

Brett Diment                                              Ian Clarke

Managing Director of Deutsche Asset Management.           Managing Director of Deutsche Asset Management.

 o Joined Deutsche Asset Management in 1991.               o Chief Investment Officer of Global Fixed Income and
                                                             responsible for global asset allocation strategy:
 o Over 12 years of investment industry experience.          London.

 o Head of Emerging Market Debt for London Fixed Income    o Joined Deutsche Asset Management in 1999 after 15
   and responsible for coordinating research into            years of experience, previously serving The United
   Continental European markets and managing global          Bank of Kuwait plc as a senior global fixed income
   fixed income, balanced and cash based portfolio:          portfolio manager and more recently as an executive
   London.                                                   director at Morgan Stanley Dean Witter.

 o Joined the portfolio in 2002.                           o Joined the portfolio in 2002.

Edwin Gutierrez                                            o BSc, the University of Salford.

Vice President of Deutsche Asset Management.              Timothy C. Vile

 o Member of Emerging Debt team:  London.                 Managing Director of Deutsche Asset Management.

 o Joined Deutsche Asset Management in 2000 after 5        o Joined Deutsche Asset Management in 1991 with 6
   years of experience including emerging debt portfolio     years of experience that included portfolio manager
   manager at INVESCO Asset Management responsible for       for fixed income portfolios at Equitable Capital
   Latin America and Asia and economist responsible for      Management.
   Latin America at LGT Asset Management.
                                                           o Joined the Portfolio in 2002.
 o Joined the portfolio in 2002.

 o MsC, Georgetown University.




August 7, 2002

-
Supplement to the currently effective Statement of Additional Information dated May 1, 2002 of

Scudder Variable Series II
         Scudder Strategic Income Portfolio

Effective on or about September 2, 2002, the following supplements the "Management of the Fund" section in the Portfolio's Statement of Additional Information.


Sub-Advisor. Deutsche Asset Management Investment Services Limited ("DeAMIS" or "Subadvisor"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of the sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DeAMIS will manage the portion of the Portfolio's assets invested in emerging market debt securities.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.500% for the first $250 million of average daily net assets allocated to DeAMIS for management, 0.490% of the next $250 million of such net assets, 0.470% of the next $500 million of such net assets, and 0.430% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through September 30, 2003, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolio who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio, and (b) by the shareholders or the Board of Trustees of the Portfolio. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolio or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.





August 7, 2002